Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 22, 2015

This notice is to inform you that the proxy materials for the Annual Shareholders' Meeting are available through Trinity Capital Corporation's website.   We have again delivered your Annual Report and Proxy Statement via the website.  We believe this means of delivery embraces our values of innovation and social responsibility and will reduce waste as well as the costs associated with printing and mailing.  Enclosed is a Proxy Form for each of your accounts.  You may use these to complete your vote by mail or in person at the Annual Meeting.  You also have the ability to vote online.  You can find instructions for voting online in this Notice. If you vote online and do not wish to change your vote, please do not complete and return the enclosed Proxy Form.
The following materials are available for review at:  http://www.lanb.com/annual-report.aspx.

2013 Annual Report	Notice Regarding Availability of Proxy Materials and Shareholder Meeting Map	Proxy Statement
If you wish to receive a printed copy of these documents, you must request one.  There is no charge for requesting a printed copy and we will send one within three business days.   Please make your request for printed materials through one of the contacts listed below.   You may request materials at any time; however, to ensure delivery prior to the Annual Meeting, please make your request prior to January 15, 2015.
This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or mail.  We encourage you to access and review all of the important information contained in the proxy materials prior to voting.

Annual Shareholders Meeting

Shareholders of Trinity Capital Corporation are invited to the Annual Meeting.
Date:	January 22, 2015

Time:	5:00 p.m.—Reception
6:00 p.m.—Annual Meeting

Place:	Los Alamos High School
Duane Smith Auditorium
1300 Diamond Drive
Los Alamos, New Mexico 87544

Voting Matters

The following items are to be voted upon at the Annual Shareholders' Meeting:

Item I—Election of Class I Directors:  The Board of Directors has nominated two persons to serve as
Class I directors, both of whom are incumbent directors.  The Nominees are: John S. Gulas and Charles A. Slocomb. The Board recommends you vote "For" both nominees.

Item II—Election of Class II Directors:  The Board of Directors has nominated two persons to serve as Class II directors, both of whom are incumbent directors.   The Nominees are: Jerry Kindsfather and Robert P. Worcester. The Board recommends you vote "For" all both nominees.

Item III—Approval of Advisory Proposal on Executive Compensation: Trinity's Board of Directors set forth an advisory resolution endorsing the compensation program for Trinity's Named Executive Officers which states:
"Resolved, that the shareholders approve the compensation of Trinity Capital Corporation's executives as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative disclosures contained in the Proxy Statement dated December 12, 2014."
This  vote  is advisory,  meaning  that  it  will  not  be  binding  upon  the  Board of  Directors;  however,  the Compensation  Committee  may  take  into  account  the  outcome  of  the  vote  when  considering  future executive compensation arrangements. The Board recommends you vote "For" approval of the proposal.

Item IV –Advisory Vote: on the frequency with which shareholders will vote on the compensation of Trinity's named executive officers:
"Resolved, that the stockholders of Trinity Capital Corporation determine, on an advisory basis, that  the  frequency  with  which  the  stockholders  shall  have  an  advisory  vote  on  executive compensation set forth in the Company's Proxy Statement for its annual meeting of stockholders, beginning with the Annual Meeting of Stockholders held on January 22, 2015, is (i) every year, (ii) every two years, or (iii) every three years."
The Board recommends you vote for the "Every Year" frequency alternative.

Item V – Approval of the Trinity Capital Corporation 2015 Long-Term Incentive Plan. The Board recommends you vote "For" the approval of the Plan.

         Item VI—Ratification of Auditors: Trinity's Audit Committee has selected Crowe Horwath LLP to serve as our independent registered public accounting firm for the year ending December 31, 2014. The Board recommends you vote "For" ratification of the auditors.

How to Vote Your Shares

Shareholders of record as of the close of business on December 8, 2014, will be entitled to vote their shares at the Annual Meeting.  Your vote is very important.  If you are the record holder of your shares, you may vote online, by mail, or in person at the meeting.

Voting Online:  To vote online, you will need the Holder ID and Control Code provided on the next page as well as on the top of your Proxy Form to authenticate your identity, vote your shares, and confirm that your vote has been properly recorded.  Please have this information available and go to http://www.lanb.com/Annual-Report.aspx or on LANB's website (www.lanb.com) click on the link to "TCC Annual Report."  Click on the words "Vote Here" and enter the Holder ID and Control Code.   Please click on the radio buttons to select how you wish to vote on the electronic Proxy Form then click once on the "Submit" button. You will then be taken back to the Annual Meeting webpage and have completed your vote.   You may log on and vote 24 hours a day, 7 days a week. The deadline to vote online is 6:00 p.m. MST on January 22, 2015.  IF YOU VOTE ONLINE AND DO NOT WISH TO CHANGE YOUR VOTE, PLEASE DO NOT COMPLETE AND RETURN THE ENCLOSED PROXY FORM.

Voting by Mail: To vote by mail, complete and sign the Proxy Form that is enclosed and return it in the accompanying pre-addressed envelope. No postage is required if mailed in the United States.

Voting in Person:   To vote in person, please come to the meeting on January 22, 2015.  We will distribute paper ballots to anyone who wants to vote at the meeting.  Please note: if your shares are held in the name of your broker or fiduciary, you will need to obtain a legal proxy from your broker or fiduciary in order to vote in person at the meeting.

If you have multiple accounts, you must submit an electronic or written Proxy Form or vote in person for each account to ensure all accounts are voted.  Even if you plan to attend the Annual Meeting, you should vote online or sign and return your Proxy Form in advance of the Annual Meeting in case your plans change.

Your shares will be voted as you instruct by marking on your Proxy Form. If you submit a Proxy Form but do not provide voting instructions, the shares represented by your Proxy Form will be voted "for" both Class I director nominees named in the Proxy Statement; "for" all three Class II director nominees named in the Proxy Statement; "for" the advisory resolution on executive compensation; "for" the approval of the "every year" frequency of the Advisory Resolution on Executive Compensation; "for" approval of the Trinity Capital Corporation 2015 Long-Term Incentive Plan; and "for" the ratification of Trinity's auditors; and in accordance with the judgment of the proxy holders on any other matter properly brought before the meeting and any adjournments and postponements of the meeting.

Online Voting Instructions

The following information is for each of the accounts registered to your household, along with the number of shares, the Holder ID, and the Control Code necessary to authenticate your identity and allow you to vote online. Please have this information available and go to http://www.lanb.com/Annual-Report.aspx, then click on "Vote Here," or through the LANB website (www.lanb.com) use the link for "TCC Annual Report" then click on "Vote Here" to login and vote online.

[HOLDER ID]                                        [Shareholder Name]                                                      [# of Shares]                                        [Control Code]

Contact Trinity Capital Corporation

If you would like to request a physical copy of the Proxy Materials, do not receive a Proxy Form or need any assistance voting, please contact the Trinity Capital Corporation Stock Representative, Kevin Schultz, at the following telephone numbers, e-mail address or mailing address:

Internet—	E-mail—
www.lanb.com/annual-report.aspx	tcc@lanb.com

Telephone—	U.S. Mail—
(800) 684-5262	Trinity Capital Corporation
Kevin Schultz - 505-661-2261	Post Office Box 60
Los Alamos, New Mexico 87544

[HOLDER ID]                                        [Shareholder Name]                                                      [# of Shares]                                        [Control Code]

Proxy for Common Shares Solicited on Behalf of the Board
of Directors for the Annual Meeting of Shareholders of
Trinity Capital Corporation to be held on January 22, 2015

The undersigned hereby appoints Cathe McClard and Tim Doyle, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the Annual Meeting of shareholders, to be held at the Los Alamos High School Duane Smith Auditorium located at 1300 Diamond Drive, Los Alamos, New Mexico, on the 22nd day of January 2015 at 6:00 p.m., or any adjournments or postponements of the meeting, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:

Item I.	Election of Directors: Class I directors for terms expiring in 2016:
FOR all nominees ☐	FOR only nominees as marked below ☐ John S. Gulas ☐ Charles A. Slocomb	WITHHOLD AUTHORITY to vote for all nominees ☐
Item II.	Election of Directors: Class II directors for terms expiring in 2017:
FOR all nominees ☐	FOR only nominees as marked below ☐ Jerry Kindsfather ☐ Robert P. Worcester	WITHHOLD AUTHORITY to vote for all nominees ☐
Item III.	Approval of the Advisory Proposal on the 2013 compensation of Trinity's named executive officers:
	For ☐	Against ☐	Abstain ☐
Item IV.	Advisory Vote on the frequency with which stockholders will vote on the compensation of Trinity's named executive officers:
	FOR the option marked below ☐ Every Year ☐ Every Two Years ☐ Every Three Years		Abstain ☐
Item V.	Approval of the Trinity Capital Corporation 2015 Long-Term Incentive Plan:
	For ☐	Against ☐	Abstain ☐
Item VI.	Ratification of the Appointment of Crowe Horwath LLP as Trinity's independent public accountants for the year ending December 31, 2014:
	For ☐	Against ☐	Abstain ☐
Other Items: In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements of the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s).  If no direction is made, this Proxy will be voted "FOR" all Nominees listed under Item I, "FOR" all Nominees listed under Item II, "Every Year" Item III, "FOR" Item IV, "For" Item V, and "FOR" Item VI.

Dated:

Signature(s)

Note:  Please date Proxy Form and sign it exactly as name or names appear on the label above.  All joint owners of shares must sign.  State full title when signing as executor, Administrator, Trustee, Guardian, Etc.  Please return the signed Proxy Form in the enclosed envelope.